Exhibit 99.2

Kite Realty Group Trust

Quarterly Financial Supplement

December 31, 2004

Investor Relations
Daniel R. Sink, CFO
30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
317.577.5600
www.kiterealty.com

Supplemental Information – December 31, 2004

Table of Contents

Corporate Profile
Contact Information
Important Notes
Corporate Structure Chart
Consolidated and Combined Balance Sheets
Consolidated and Combined Statements of Operations For the Three Months Ended December 31
Consolidated and Combined Statements of Operations For the Year Ended December 31
Funds From Operations and Other Financial Information For the Three Months Ended December 31
Funds From Operations For the Year Ended December 31
Market Capitalization
Net Operating Income
Summary of Outstanding Debt
Schedule of Outstanding Debt
Joint Venture Summary
Condensed Combined Balance Sheets of Unconsolidated Properties
Condensed Combined Statements of Operations of Unconsolidated Properties For the Three and Twelve Months Ended December 31
Top 10 Retail Tenants by Gross Leaseable Area
Top 20 Tenants by Annualized Base Rent
Lease Expiration Table - Combined Retail and Commercial Portfolio
Lease Expiration Table - Retail Anchor Tenants
Lease Expiration Table - Retail Shops
Summary Retail Portfolio Statistics
Summary Commercial Portfolio Statistics
Development Pipeline
Geographic Diversification - Operating Portfolio
Operating Retail Properties
Operating Commercial Properties
Retail Operating Portfolio - Tenant Breakdown
2004 Acquisitions of Operating Properties

Corporate Profile

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected growth markets in the United States. We owned interests in 36 operating properties totaling approximately 5.2 million square feet and interests in 9 properties under development representing 1.3 million square feet as of December 31, 2004.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage the existing infrastructure and relationships to generate attractive risk adjusted returns.

Company Highlights (as of December 31, 2004)

•	Operating Retail Properties	30
•	Operating Commercial Properties	6
•	Total Properties Under Development	9
•	States	9
•	Total GLA/NRA (operating)	5,229,026
•	Owned GLA/NRA (operating)	4,054,552
•	Percentage of Owned GLA Leased - Retail	95.3%
•	Percentage of Owned NRA Leased – Commercial	97.7%
•	Total Employees	81

Stock Listing

New York Stock Exchange - symbol KRG

Contact Information

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer	Goldman, Sachs & Co.
Kite Realty Group Trust	Mr. Carey Callaghan
30 South Meridian Street, Suite 1100	(212) 902-4351
Indianapolis, IN 46204	carey.callaghan@gs.com
(317) 577-5609
dsink@kiterealty.com	KeyBanc Capital Markets
Mr. Richard C. Moore II, CFA
The Ruth Group	(216) 443-2815
Stephanie Carrington	rcmoore@keybanccm.com
(646) 536-7017
Jason Rando	Lehman Brothers
(646) 536-7025	Mr. David Harris
(212) 526-1790

Transfer Agent:

dharris4@lehman.com

LaSalle Bank, National Association	Raymond James
135 South LaSalle Street	Mr. Paul Puryear
Chicago, IL 60603-3499	(727) 567-2253
(312) 904-2000	paul.puryear@raymondjames.com

Stock Specialist:

Wachovia Securities
Mr. Jeffrey J. Donnelly, CFA
Van der Moolen Specialists USA, LLC	(617) 603-4262
45 Broadway	jeff.donnelly@wachovia.com
32nd Floor
New York, NY 10006
(646) 576-2707

Important Notes

Interim Information

This supplemental information package contains historical information of Kite Realty Group Trust (the “Company”) and Kite Property Group (the “Predecessor”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This Quarterly Financial Supplement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•   national and local economic, business, real estate and other market conditions;

•   the ability of tenants to pay rent;

•   the competitive environment in which the Company operates;

•   financing risks;

•   property management risks;

•   the level and volatility of interest rates;

•   the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•   acquisition, disposition, development and joint venture risks;

•   potential environmental and other liabilities;

•   other factors affecting the real estate industry generally; and

•   other risks identified in reports the Company files with the Securities and Exchange Commission

(the “SEC”) or in other documents that it publicly disseminates.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net imcome that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering.  Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”).  Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions, including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

Corporate Structure Chart

CONSOLIDATED AND COMBINED BALANCE SHEETS

	Kite Realty Group Trust December 31, 2004	The Predecessor December 31, 2003
Assets:
Investment properties, at cost:
Land	$115,806,345	$19,319,563
Land held for development	10,454,246	7,137,095
Buildings and improvements	365,043,023	77,076,703
Furniture, equipment and other	5,587,052	1,596,820
Construction in progress	52,485,321	48,681,767
	549,375,987	153,811,948
Less: accumulated depreciation	(24,133,716)	(4,465,775)
	525,242,271	149,346,173

Cash and cash equivalents	10,103,176	2,189,478
Tenant receivables, including accrued straight-line rent	5,763,831	1,520,487
Other receivables	7,635,276	5,139,118
Due from affiliates	—	3,905,605
Investments in unconsolidated entities, at equity	155,495	2,136,158
Escrow deposits	4,497,337	595,459
Deferred costs, net	15,264,271	6,053,515
Prepaid and other assets	1,093,176	449,713

Total Assets	$569,754,833	$171,335,706

Liabilities and Shareholders’ Equity and Owners’ Equity:
Mortgage and other indebtedness	$283,479,363	$141,498,289
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	837,083	2,864,690
Accounts payable and accrued expenses	28,003,690	9,541,494
Deferred revenue	30,752,689	9,266,250
Due to affiliates	—	1,469,560
Minority interest	59,735	1,137,914

Total liabilities	343,132,560	165,778,197

Commitments and Contingencies

Limited Partners’ interests in operating partnership	68,423,213	—

Common stock, $.01 par value, 200,000,000 shares authorized, 19,148,267 shares issued and outstanding	191,483	—
Additional paid in capital and other	163,727,708	—
Accumulated deficit	(5,720,131)	—
Owners’ equity	—	5,557,509

Total owners’ equity	158,199,060	5,557,509

Total Liabilities and Shareholders’ Equity and Owners’ Equity	$569,754,833	$171,335,706

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – 3 MONTHS

	Kite Realty Group Trust	The Predecessor
	For the Three Months Ended
	December 31,2004	December 31, 2003
Revenue:
Minimum rent	$11,152,243	$3,107,293
Tenant reimbursements	1,871,803	388,170
Other property related revenue	2,014,392	528,158
Construction and service fee revenue	7,471,746	5,137,279
Other income	13,526	124,865
Total revenue	22,523,710	9,285,765

Expenses:
Property operating	2,596,286	954,586
Real estate taxes	1,230,030	327,105
Cost of construction and services	6,938,833	3,254,885
General, administrative, and other	1,200,641	1,803,666
Depreciation and amortization	6,176,751	748,661
Total expenses	18,142,541	7,088,903

Operating income	4,381,169	2,196,862
Interest expense	3,186,662	1,215,961
Minority interest income	(102,150)	(240,113)
Equity in earnings (loss) of unconsolidated entities	81,183	(460,681)
Limited partners’ interests in operating partnership	(352,065)	—
Net income	$821,475	$280,107

Basic and diluted income per share	$0.04

Weighted average common shares outstanding: - basic	19,148,267
- diluted	19,277,703

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – 12 MONTHS

	Kite Realty Group Trust Period August 16, 2004 through December 31, 2004	Kite Property Group Period January 1, 2004 through August 15, 2004	Combined Period January 1, 2004 Through December 31, 2004	Kite Property Group For the Year Ended December 31, 2003

Revenue:
Minimum rent	$15,558,827	$11,046,605	$26,605,432	$10,043,847
Tenant reimbursements	2,637,230	1,662,576	4,299,806	1,199,885
Other property related revenue	2,087,256	1,373,503	3,460,759	1,511,914
Construction and service fee revenue	9,333,868	5,257,201	14,591,069	14,851,925
Other income	30,446	110,819	141,265	149,930
Total revenue	29,647,627	19,450,704	49,098,331	27,757,501

Expenses:
Property operating	3,735,195	4,130,747	7,865,942	3,772,147
Real estate taxes	1,835,837	1,595,578	3,431,415	1,206,773
Cost of construction and services	8,786,999	4,405,160	13,192,159	11,536,538
General, administrative, and other	1,780,579	1,477,112	3,257,691	2,745,657
Depreciation and amortization	7,864,679	3,584,290	11,448,969	2,892,506
Total expenses	24,003,289	15,192,887	39,196,176	22,153,621

Operating income	5,644,338	4,257,817	9,902,155	5,603,880
Interest expense	4,460,476	4,828,888	9,289,364	4,207,213
Loan prepayment penalties and expenses	1,671,449	—	1,671,449	—
Minority interest (income) loss	(125,800)	214,887	89,087	(232,819)
Equity in earnings of unconsolidated entities	134,097	163,804	297,901	273,118
Limited partners’ interests in operating partnership	146,968	—	146,968	—
Net income (loss)	$(332,322)	$(192,380)	$(524,702)	$1,436,966

Basic and diluted loss per share	$(0.02)

Weighted average common shares outstanding: - basic	18,727,977
- diluted	18,857,413

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – 3 MONTHS

	Kite Realty Group Trust	Kite Property Group
	Three Months Ended December 31, 2003 and 2004
	December 31, 2004	December 31, 2003
Funds From Operations:

Net income	$821,475	$280,107
Add: Limited Partners’ interests	352,065	—
Add: depreciation and amortization of consolidated entities	6,157,936	744,232
Add: depreciation and amortization of unconsolidated entities	69,781	310,140
Add (deduct): minority interest*	(14,607)	240,113
Add: joint venture partners’ interests in net loss of unconsolidated entities*	—	(96,231)
Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities*	—	604,828
Funds From Operations of the Portfolio	7,386,650	2,083,189

Plus: minority interest deficit	—	(240,113)
Less: minority interest share of depreciation and amortization	—	(215,073)
Less: joint venture partners’ interests in net loss of unconsolidated entities	—	96,231
Less: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	(604,828)
Less: Limited Partners’ interests	(2267850)	—
Funds From Operations allocable to the Company	$5118800	$1,119,406

Funds From Operations of the Portfolio - basic	$0.27
- diluted	$0.27

Other Financial Information:

Recurring Capital Expenditures
Tenant improvements	$386,581
Leasing commissions	62,762
Capital improvements	240,546
Scheduled debt principal payments	570,441
Straight line rent	319,782
Market rent amortization income from acquired leases	908,924
Market debt adjustment	394,617

* 2003 amounts represent the minority and joint venture partners' interests acquired in connection with the initial public offering and related formation transactions.

FUNDS FROM OPERATIONS – 12 MONTHS

	For the Year Ended December 31, 2004
	Kite Realty Group Trust Period August 16, 2004 through December 31, 2004	Kite Property Group Period January 1, 2004 through August 15, 2004	Combined Twelve Months Ended December 31, 2004	Kite Property Group Twelve Months Ended December 31, 2003
Funds From Operations:

Net income (loss)	$(332,322)	$(192,380)	$(524,702)	$1,436,968
Add: Limited Partners’ interests	(146,968)	—	(146,968)	—
Add: depreciation and amortization of consolidated entities	7,816,339	3,563,176	11,379,515	2,887,199
Add: depreciation and amortization of unconsolidated entities	103,518	493,571	597,089	1,174,979
Add (deduct): minority interest*	(24,106)	(214,887)	(238,993)	232,819
Add: joint venture partners’ interests in net income of unconsolidated entities*	—	288,675	288,675	458,835
Add: joint venture partners’ interests in depreciation and amortization of unconsolidated entities*	—	519,277	519,277	1,672,003
Funds From Operations of the Portfolio(1)	7,416,461	4,457,432	11,873,893	7,862,803

Plus: minority interest deficit	—	214,887	214,887	(232,819)
Less: minority interest share of depreciation and amortization	—	(1,014,248)	(1,014,248)	(754,301)
Less: joint venture partners’ interests in net income of unconsolidated entities	—	(288,675)	(288,675)	(458,835)
Less: joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	(519,277)	(519,277)	(1,672,003)
Less: Limited Partners’ interests	(2276853)	—	(2276853)	—
Funds From Operations allocable to the Company	$5139608	$2,850,119	$7,989,727	$4,744,845

* Amounts for the period prior to August 16, 2004 represent the minority and joint venture partners’ interests acquired in connection with the initial public offering and related formation transactions.

(1) Funds From Operations for the period ending December 31, 2004 includes costs of approximately $2.2 million related to the initial public offering and related formation transactions.

MARKET CAPITALIZATION

As of December 31, 2004:

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	69.8%	19,148,267
Operating Partnership (“OP”) Units	30.2%	8,281,882
Combined Common Shares and OP Units	100.0%	27,430,149

Market Price at December 31, 2004		$15.28

Total Equity Capitalization		$419,132,677	59%

Debt Capitalization:

Company Outstanding Debt		$283,479,363
Pro-rata Share of Joint Venture Debt		8,738,897

Total Debt Capitalization		292,218,260	41%

Total Market Capitalization		$711,350,937	100%

Weighted Average Outstanding Common Shares and OP Units:

	Common Shares	OP Units	Total
Outstanding Common Shares and OP Units (Basic)	19,148,267	8,281,882	27,430,149
Effect of assumed exercise of stock options	129,436	—	129,436
Outstanding Common Shares and OP Units (Diluted)	19,277,703	8,281,882	27,559,585

NET OPERATING INCOME

	THREE MONTHS ENDED*			TWELVE MONTHS ENDED
	December 31, 2004	September 30, 2004	June 30, 2004	December 31, 2004

Revenue:
Minimum rent	$11,152,243	$7,282,422	$4,901,039	$26,605,432
Tenant reimbursements	1,871,803	1,300,525	748,700	4,299,806
Other property related revenue	2,014,392	233,651	317,502	3,460,759
Other income, net	13,526	52,929	73,625	141,265
	15,051,964	8,869,527	6,040,866	34,507,262
Expenses:
Property operating	2,596,286	2,220,984	1,861,677	7,865,942
Real estate taxes	1,230,030	972,896	847,790	3,431,415
	3,826,316	3,193,880	2,709,467	11,297,357

Net Operating Income - (Properties)	11,225,648	5,675,647	3,331,399	23,209,905

Other Income (Expense)
Construction and service fee revenue	7,471,746	3,073,897	1,811,005	14,591,069
Cost of construction and services	(6,938,833)	(2,879,544)	(1,240,376)	(13,192,159)
General, administrative, and other	(1,200,641)	(997,358)	(587,262)	(3,257,691)
Depreciation and amortization	(6,176,751)	(2,816,696)	(1,543,583)	(11,448,969)
	(6,844,479)	(3,619,701)	(1,560,216)	(13,307,750)

Earnings Before Interest and Taxes	4,381,169	2,055,946	1,771,183	9,902,155

Interest expense	3,186,662	2,633,621	2,139,098	9,289,364
Loan prepayment penalties and expenses	—	1,671,449	—	1,671,449
Minority interest (income) loss	(102,150)	263,280	(56,055)	89,087
Equity in earnings of unconsolidated entities	81,183	191,020	42,508	297,901
Limited partners’ interests in operating partnership	(352,065)	499,033	—	146,968
Net income (loss)	$821,475	$(1,295,791)	$(381,462)	$(524,702)

* Results are unaudited although they reflect all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim period.

SUMMARY OF OUTSTANDING DEBT(1)

TOTAL DEBT OUTSTANDING AS OF DECEMBER 31, 2004

	Outstanding Amount	Percent of Total Debt	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$152,832	53%	6.75%	6.8
Unconsolidated	8,739	3%	6.61%	7.4
Total Fixed Rate Debt	161,571	56%	6.74%	6.9
Variable Rate Debt:
Construction Loans	59,522	21%	4.09%	1.4
Other Variable	66,986	23%	3.49%	2.6
Total Variable Rate Debt	126,508	44%	3.77%	2.0
Net Premiums	4,139	N/A	N/A	N/A
Total	$292,218	100%	5.24%	4.7

SCHEDULE OF MATURITIES BY YEAR (AS OF DECEMBER 31, 2004)

			Secured Line of Credit	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Mortgage Debt
	Annual	Term
	Maturity	Maturities

2005	$2,474	$6,214	$0	$12,452	$21,140	$169	$21,309
2006	2,279	21,649	0	47,070	70,998	191	71,189
2007	2,410	0	56,200	0	58,610	204	58,814
2008	2,427	4,342	0	0	6,769	218	6,987
2009	2,299	27,452	0	0	29,751	2,223	31,974
2010	2,024	0	0	0	2,024	97	2,121
2011	1,789	19,655	0	0	21,444	104	21,548
2012	1,336	24,686	0	0	26,022	110	26,132
2013	1,309	4,027	0	0	5,336	5,423	10,759
2014	901	27,565	0	0	28,466	0	28,466
2015	800	0	0	0	800	0	800
2016 and beyond	3,548	4,432	0	0	7,980	0	7,980
Net Premiums	0	0	0	0	4,139	0	4,139
Total	$23,596	$140,022	$56,200	$59,522	$283,479	$8,739	$292,218

(1)  Dollars in thousands.

Schedule of Outstanding Debt(1)

CONSOLIDATED DEBT AS OF DECEMBER 31, 2004

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of 12/31/04	Monthly Debt Service as of 12/31/04
50th & 12th	Wachovia Bank	5.67%	11/11/2014	$4,695	27
176th & Meridian	Wachovia Bank	5.67%	11/11/2014	4,265	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/2009	12,660	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/2022	4,439	37
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/2011	1,926	17
Four Corner Square	Four Corner Square, LP	4.00%	1/3/2005	2,500	12
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/2011	19,923	139
Plaza at Cedar Hill	GECC	7.38%	2/1/2012	27,263	194
Preston Commons	Wachovia Bank	5.90%	3/11/2013	4,653	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/2009	16,963	93
Sunland Towne Centre	Nomura Asset Capital	8.85%	1/11/2006	17,719	155
Thirty South	CS First Boston	6.09%	1/11/2014	23,241	142
Traders Point	Huntington Real Estate Investment Company	12% (2% deferred )	9/30/2006	2,625	104
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/2018	9,960	77
TOTAL CONSOLIDATED FIXED RATE DEBT				$152,832	$1,119

TOTAL NET PREMIUMS (FAS 141)				$4,139

Variable Rate Debt: Mortgages	Lender	Interest Rate	Maturity Date	Balance as of 12/31/04
Cool Creek Commons	LaSalle Bank	Prime + 200	4/30/2006	$1,135
Eagle Creek Phase II (Pad 1)	Wachovia Bank	LIBOR + 250	4/21/2005	850
Fishers Station(2)	National City Bank	LIBOR + 275	9/1/2008	5,466
Geist Pavilion	Star Financial	Prime + 25	4/5/2005	864
Traders Point III	Huntington Bank	Prime	10/6/2006	471
Traders Point II	Whitaker Bank	Prime + 100	3/4/2005	2,000
Subtotal				$10,786

(1)  Dollars in thousands.

(2)  The Company has a 25% interest in this property.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)(1)

Construction Loans	Servicer	Interest Rate	Maturity Date	Total Commitment	Balance as of 12/31/04
82nd & Otty	KeyBank	LIBOR + 225	9/12/2005	$1,792	$1,587
Circuit City Plaza	Wachovia Bank	LIBOR + 185	6/30/2005	6,900	6,651
Cool Creek Commons	LaSalle Bank	LIBOR + 225	4/30/2006	17,025	13,817
Indiana State Motor Pool	Old National Bank	LIBOR + 225	4/1/2006	4,168	3,820
Traders Point	Huntington Bank	LIBOR + 235	10/5/2006	40,000	29,433
Weston Park	Old National Bank	LIBOR + 215	7/9/2005	4,930	4,214
Subtotal					$59,522

Line of Credit	Lender	Interest Rate	Maturity Date	Total Available as of 12/31/04		Balance as of 12/31/04
Collateral Pool Properties(2):	Wachovia Bank	LIBOR + 135	08/31/2007	$91,254	(3)	$56,200	(3)
Total Consolidated Variable Rate Debt						$126,508
TOTAL CONSOLIDATED DEBT						$283,479

(1)  Dollars in thousands.

(2)  There are currently fourteen operating properties encumbered under the line of credit.  The following properties are currently unencumbered and available to expand borrowings under the line: 50 S. Morton, Centre at Panola Phase II, Eagle Creek Phase II, Eastgate Pavilion, Four Corner Square, Frisco Bridges, Greyhound Commons, Kite Spring Mill II, Martinsville Shops, Wal-Mart Plaza

(3)  The total amount available for borrowing under the line is $91,254, of which $56,200 was outstanding at December 31, 2004.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)(1)

UNCONSOLIDATED DEBT(2)	Lender	Interest Rate	Maturity Date	Balance as of 12/31/04		Monthly Debt Service as of 12/31/04
Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,341		$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,269		78
TOTAL UNCONSOLIDATED DEBT				$16,610		$118
JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				<7,871	>
KRG’S SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,739

TOTAL KRG CONSOLIDATED DEBT	$283,479
TOTAL KRG SHARE OF UNCONSOLIDATED DEBT	8,739
TOTAL KRG DEBT	$292,218

(1)  Dollars in thousands.

(2)  The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

Joint Venture Summary

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre	60%
Spring Mill Medical	50%

Condensed Combined Balance Sheets of Unconsolidated Properties

(THE CENTRE AND SPRING MILL MEDICAL)

	Kite Realty Group Trust	Kite Property Group
	December 31, 2004	December 31, 2003

Assets:
Investment properties, at cost
Land	$2,552,075	$2,552,075
Land held for development	—	—
Buildings and improvements	14,493,799	14,450,685
Furniture and equipment	—	—
Construction in progress	—	—
	17,045,874	17,002,760
Less: accumulated depreciation	(2,338,829)	(1,885,610)
	14,707,045	15,117,150

Cash and cash equivalents	601,423	747,632
Tenant receivables, including accrued straight line rent	254,883	311,040
Other receivables	5,661	—
Due from affiliates	—	—
Investments in unconsolidated entities, at equity	—	—
Escrow deposits	—	—
Deferred costs, net	768,825	761,216
Prepaid and other assets	4,870	8,104
	—	—
Total Assets	$16,342,707	$16,945,142

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,609,675	$16,909,121
Cash distributions and losses in excess, net of investment in
Unconsolidated entities, at equity	—	—
Accounts payable and accrued expenses	458,289	534,749
Deferred revenue	—	—
Due to affiliate	—	—
Minority interest	—	—
Total Liabilities	17,067,964	17,443,870

Accumulated equity (deficit)	(725,257)	(498,728)

Total Liabilities and Accumulated Equity (Deficit)	$16,342,707	$16,945,142

Condensed Combined Statements of Operations of Unconsolidated Properties

(THE CENTRE AND SPRING MILL MEDICAL)

	Three Months Ended December 31		Twelve Months Ended December 31
	2004	2003	2004	2003

Total Revenue	$863,582	$748,760	$3,267,976	$2,983,949

Expenses:
Property operating and other	247,766	276,767	910,741	915,929
Real estate taxes	46,598	43,808	236,022	175,235
Depreciation and amortization	133,341	132,328	519,340	503,657
Total expenses	427,705	452,903	1,666,103	1,594,821

Operating income	435,877	295,857	1,601,873	1,389,128

Interest expense	290,929	286,336	1,159,371	883,209

Net income	$144,948	$9,521	$442,502	$505,919

Top 10 Retail Tenants by Gross Leaseable Area (GLA)

AS OF DECEMBER 31, 2004

Information includes Operating Retail and Development Property tenants and non-owned anchors open for business as of December 31, 2004.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Lowe’s Home Center	5	678,997	1	128,997	4	550,000
Wal-Mart	2	328,161	1	103,161	1	225,000
L.S. Ayres	1	237,455	1	237,455	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	122,000	2	122,000	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0
Winn-Dixie	2	103,406	2	103,406	0	0
Circuit City	3	98,485	3	98,485	0	0
Total	22	2,042,808	17	1,267,808	5	775,000

TOP 20 TENANTS BY ANNUALIZED BASE RENT

AS OF DECEMBER 31, 2004

Information includes Operating Retail and Commercial Properties and Development Property tenants open for business as of December 31, 2004.

Tenant	Type	Number of Locations	Leased GLA	% of Total GLA of Retail Portfolio	Annualized Base Rent	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Mid America Laboratories	Commercial	1	100,000	2.3%	$1,721,000	$17.21	3.6%
State of Indiana	Commercial	3	210,393	4.9%	$1,663,733	$7.91	3.4%
Eli Lilly	Commercial	1	99,542	2.3%	$1,642,443	$16.50	3.4%
Marsh Supermarkets	Retail	2	122,000	2.9%	$1,547,847	$12.69	3.2%
Circuit City	Retail	3	98,485	2.3%	$1,370,993	$13.92	2.8%
Ultimate Electronics	Retail	2	63,627	1.5%	$1,242,732	$19.53	2.6%
Dick’s Sporting Goods	Retail	2	126,672	3.0%	$1,220,000	$9.63	2.5%
Walgreen’s	Retail	3	39,070	0.9%	$1,031,023	$26.39	2.1%
Bed Bath & Beyond	Retail	3	85,895	2.0%	$1,021,921	$11.90	2.1%
Lowe’s Home Center	Retail	1	128,997	3.0%	$1,014,000	$7.86	2.1%
Publix	Retail	3	129,357	3.0%	$989,355	$7.65	2.1%
Kmart	Retail	1	110,875	2.6%	$850,379	$7.67	1.8%
UMDA	Commercial	1	32,256	0.8%	$844,402	$26.18	1.8%
Winn-Dixie	Retail	2	103,406	2.4%	$806,266	$7.80	1.7%
A & P	Retail	1	58,732	1.4%	$763,516	$13.00	1.6%
Kerasotes Theatres	Retail	2	43,050	1.0%	$739,500	$17.18	1.5%
City Securities	Commercial	1	34,949	0.8%	$694,900	$19.88	1.4%
Indiana University Healthcare	Commercial	1	31,175	0.7%	$679,077	$21.78	1.4%
Dominick’s	Retail	1	65,636	1.5%	$669,487	$10.20	1.4%
Old Navy	Retail	3	70,620	1.7%	$587,958	$8.33	1.2%
			1,754,737	41.0%	$21,100,532	$12.03	43.7%

Lease Expiration Table – Operating Portfolio

AS OF DECEMBER 31, 2004

Information includes Operating Retail and Commercial Properties and Development Property tenants open for business as of December 31, 2004.

	Number of Expiring Leases(1)	Expiring GLA/NRA(2)	% of Total Sq. Ft. Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	69	218,156	5.3%	$2,409,956	5.2%	$11.05	$0
2006	62	184,944	4.5%	$2,254,720	4.8%	$12.19	$0
2007	60	191,311	4.7%	$2,412,280	5.2%	$12.61	$0
2008	37	294,849	7.2%	$2,372,677	5.1%	$8.05	$0
2009	42	168,841	4.1%	$2,350,442	5.0%	$13.92	$0
2010	24	301,946	7.4%	$2,912,161	6.2%	$9.64	$0
2011	25	513,157	12.5%	$4,389,374	9.4%	$8.55	$0
2012	27	213,443	5.2%	$2,966,309	6.4%	$13.90	$85,000
2013 & Beyond	98	2,009,846	49.1%	$24,543,584	52.7%	$12.21	$1,542,680
Total	444	4,096,493	100.0%	$46,611,503	100.0%	$11.38	$1,627,680

(1)   Lease expiration table does not include option periods and 2005 expirations include month to month tenants.

(2)   Expiring GLA excludes square footage for Non-Owned Ground Lease structures.

(3)   Excludes Ground Lease Revenue.

Lease Expiration Table – Retail Anchor Tenants(1)

AS OF DECEMBER 31, 2004

Information includes Operating Retail Properties and Development Property tenants open for business as of December 31, 2004.

	Number of Expiring Leases(2)	Expiring GLA/NRA(3)	% of Total Sq. Ft. Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	3	65,117	1.6%	$487,491	1.0%	$7.49	$0
2006	3	60,034	1.5%	$388,266	0.8%	$6.47	$0
2007	5	76,926	1.9%	$609,076	1.3%	$7.92	$0
2008	2	210,561	5.1%	$792,783	1.7%	$3.77	$0
2009	3	65,656	1.6%	$598,240	1.3%	$9.11	$0
2010	9	248,324	6.1%	$2,140,944	4.6%	$8.62	$0
2011	5	360,651	8.8%	$1,635,905	3.5%	$4.54	$0
2012	3	94,890	2.3%	$716,757	1.5%	$7.55	$0
2013 & Beyond	38	1,441,512	35.2%	$15,739,470	33.8%	$10.92	$240,000
Total	71	2,623,671	64.1%	$23,108,932	49.5%	$8.81	$240,000

(1)   Retail anchor tenants are defined as tenants of operating retail properties which occupy 10,000 square feet or more.

(2)   Lease expiration table does not include option periods and 2005 expirations include month to month tenants.

(3)   Expiring GLA excludes square footage for Non-Owned Ground Lease structures.

(4)   Excludes Ground Lease Revenue.

Lease Expiration Table – Retail Shops

AS OF DECEMBER 31, 2004

Information includes Operating Retail Properties and Development Property tenants open for business as of December 31, 2004.

	Number of Expiring Leases(1)	Expiring GLA/NRA(2)	% of Total Sq. Ft. Expiring	Expiring Base Rent(3)	% of Total Base Rent	Expiring Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	66	153,039	3.7%	$1,922,464	4.1%	$12.56	$0
2006	57	117,807	2.9%	$1,752,806	3.8%	$14.88	$0
2007	53	110,430	2.7%	$1,727,711	3.7%	$15.65	$0
2008	34	76,323	1.9%	$1,419,956	3.0%	$18.60	$0
2009	39	103,185	2.5%	$1,752,202	3.8%	$16.98	$0
2010	14	44,744	1.1%	$591,437	1.3%	$13.22	$0
2011	17	52,964	1.3%	$1,111,026	2.4%	$20.98	$0
2012	21	81,501	2.0%	$1,658,844	3.6%	$20.35	$85,000
2013 & Beyond	31	85,629	2.1%	$1,884,736	4.0%	$22.01	$1,302,680
Total	332	825,622	20.2%	$13,821,182	29.7%	$16.74	$1,387,680

(1)   Lease expiration table does not include option periods and 2005 expirations include month to month tenants.

(2)   Expiring GLA excludes square footage for Non-Owned Ground Lease structures.

(3)   Excludes Ground Lease Revenue.

Summary Retail Portfolio Statistics

(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

Company Owned GLA(1) – Operating Retail	3,391,900	3,078,616	1,845,631	1,624,338	1,465,628
Total GLA(1) – Operating Retail	4,566,374	4,108,090	2,853,129	2,531,457	1,887,747
Projected Total GLA Under Development	1,252,331	1,382,202	1,411,265	1,411,265	984,140
Projected Company owned GLA Under Development(2)	560,300	545,500	574,560	574,560	533,560

Number of Operating Retail Properties	30	27	17	14	12
Number of Retail Properties Under Development	9	10	12	12	8

Percentage Leased – Operating Retail	95.3%	94.9%	92.8%	93.9%	91.1%
Percentage Leased – Retail Properties under Development – 2004 Deliveries(3)	73.9%	71.8%	73.0%	62.1%	62.1%

Annualized Base Rent & Ground Lease Revenue – Retail Properties	$35,187,179	$31,814,134	$24,939,090	$21,508,397	$19,344,588

(1)           “Company Owned GLA” represents gross leasable area that is owned by the Company.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space.

(2)           “Projected Company Owned GLA Under Development” represents gross leaseable area under development that is projected to be owned by the Company.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

(3)           “Percentage Leased – Retail Properties under Development” is calculated based on Projected Company Owned GLA plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants.  The “2004 Deliveries” calculation reflects only properties that were projected for 2004, so that the 12/31/04 calculation includes 3 properties, the 9/30/04 calculation includes 4 properties, the 6/30/04 calculation includes 6 properties, the 3/31/04 calculation includes 6 properties, and the 12/31/03 calculation includes 8 properties.

Summary Commercial Portfolio Statistics

(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	12/31/04	9/30/04	6/30/04	3/31/04	12/31/03

Company Owned Net Rentable Area (NRA)(1)	662,652	547,652	547,652	545,673	545,673
NRA under Development	—	115,000	115,000	115,000	115,000

Number of Operating Commercial Properties	6	5	5	5	5
Number of Commercial Properties under Development	—	1	1	1	1

Percentage Leased – Operating Commercial Properties	97.7%	96.9%	98.8%	98.8%	95.8%
Percentage Leased – Commercial Properties under Development	—	100%	100%	100%	100%

Annualized Base Rent – Commercial Properties(2)	$9,681,386	$8,998,898	$9,149,558	$9,149,558	$8,832,000

(1)           “Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

(2)           “Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

Development Pipeline

AS OF DECEMBER 31, 2004

Property	MSA	Type of Property	Projected Opening Date	Projected Owned GLA/NRA(1)	Projected Total GLA/NRA(2)	Total Estimated Project Cost(3)	Cost Incurred as of 12/31/04(3)	Percentage of Owned GLA/NRA Pre-Leased(4)	Major Tenants and Non-owned Anchors
Florida
Eagle Creek, Phase II	Naples	Retail	Jan-05	(see below)	165,000	$9,080	$8,520	(see below)

Indiana
Traders Point	Indianapolis	Retail	Oct-04	285,000	366,377	43,227	35,395	73.7%	Dick’s Sporting Goods, Marsh Supermarkets, Bed Bath & Beyond, Kerasotes Theatres, Michaels, Old Navy
Cool Creek Commons	Indianapolis	Retail	Oct-04	126,000	138,529	20,013	17,954	75.8%	SteinMart, Fresh Market
Traders Point II	Indianapolis	Retail	Apr-05	41,000	48,600	8,288	4,379	0.0%	(see Traders Point)
Weston Park, Phase I	Indianapolis	Retail	Nov-04	0	12,200	1,963	4,290	n/a
Greyhound Commons	Indianapolis	Retail	Feb-05	0	201,325	4,397	3,199	n/a	Lowe’s (non-owned)
Red Bank Commons	Evansville	Retail	Feb-05	34,500	246,500	6,400	4,252	39.4%	Wal-Mart (non-owned; Home Depot (non-owned)
Martinsville Shops	Martinsville	Retail	Mar-05	11,000	11,000	1,197	1,426	0.0%
Geist Pavilion	Indianapolis	Retail	Mar-05	62,800	62,800	7,747	3,256	25.8%
			Total	560,300	1,252,331	$102,312	$82,671	59.9%

All of the land at Eagle Creek Phase II, Weston Park Phase I, and Greyhound Commons is intended to be ground leased to tenants.

•                  We have entered into an Agreement to Enter into Ground Lease for the entire Eagle Creek, Phase II property with a big box retailer.  The retailer is obligated to pay and is paying a portion of its rent until the ground lease is executed.

•                  Weston Park, Phase I consists of three outlots, two of which were leased as of December 31, 2004.

•                  Greyhound Commons consists of four outlots, two of which were leased as of December 31, 2004.

(1)           “Projected Owned GLA/NRA” represents gross leasable area/net rentable area that is owned by the Company.  It excludes square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants.

(2)           “Projected Total GLA/NRA” includes Projected Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by KRG and ground leased to tenants, plus non-owned anchor space that is currently existing or under construction.

(3)           Dollars in thousands.

(4)           Excludes outlots and parcels owned by KRG and ground leased to tenants.  Traders Point has seven such parcels, four of which were pre-leased as of December 31, 2004.

Geographic Diversification – Operating Portfolio

AS OF DECEMBER 31, 2004

	Number of Operating Properties	Owned GLA/NRA(1)	Percentage of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent Revenue(2)	% of Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Indiana	15	1,805,599	44.5%	178	$18,691,263	42.6%	$11.12
• Retail – Mall	1	579,189	14.3%	48	$2,792,028	6.3%	$5.56
• Retail	8	563,758	13.9%	106	$6,217,849	14.2%	$11.71
• Commercial	6	662,652	16.3%	24	$9,681,386	22.1%	$14.96
Texas	6	830,910	20.5%	59	$9,275,453	21.2%	$11.26
Florida	6	683,962	16.9%	88	$6,823,254	15.6%	$10.16
Illinois	1	132,725	3.3%	19	$1,627,756	3.7%	$13.88
New Jersey	1	114,928	2.8%	17	$1,732,090	4.0%	$15.96
Georgia	2	142,707	3.5%	29	$1,623,413	3.7%	$11.38
Washington	3	102,146	2.5%	24	$1,590,234	3.6%	$16.88
Ohio	1	231,730	5.7%	6	$2,209,767	5.0%	$9.54
Oregon	1	9,845	0.3%	7	$273,156	0.6%	$27.75
Total	36	4,054,552	100.0%	427	$43,846,386	100.0%	$11.30

(1)           “Owned GLA/NRA” represents gross leasable area or net rentable area owned by the Company.  It does not include 12 parcels or outlots owned by the Company and ground leased to tenants, which contain non-owned structures totaling approximately 64,447 square feet.  It also excludes the square footage of Union Station Parking Garage.

(2)           “Annualized Base Rent Revenue” excludes $1,022,180 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.  It also excludes approximately $500,000 in 2004 annualized income attributable to the Union Station Parking Garage as well as the leases on properties classified as development properties.

Operating Retail Properties (Part I)

AS OF DECEMBER 31, 2004

Property	State	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA	Company Owned GLA		Percentage of Owned GLA Leased
Int’l Speedway Square	FL	Daytona Beach	1999	1999	Developed	233,901	220,901		100.0%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497		97.5%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,766	177,766		99.1%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948		100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944		93.6%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	435,906	45,906		91.5%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079		100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628		100.0%
Silver Glen Crossings	IL	Chicago	2002	2004	Acquired	138,274	132,725		88.4%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189		86.7%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	112,696		90.3%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,374	82,374		92.7%
Fishers Station	IN	Indianapolis	1989	2004	Acquired	114,457	114,457		86.2%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997		100.0%
The Centre	IN	Indianapolis	1986	1986	Developed	80,689	80,689		100.0%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545		100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	154,282	(*	)	(* )
50 S. Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000		100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	114,928	114,928		94.4%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	231,730	231,730		100.0%
82nd & Otty	OR	Portland	2004	2004	Developed	154,845	9,845		100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,783	299,783		100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,571	307,595		98.9%
Galleria Plaza	TX	Dallas	2002	2004	Acquired	44,306	44,306		100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262		100.0%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564		85.6%
Burlington Coat	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400		100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500		100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560		100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086		89.1%
					Total	4,566,374	3,391,900		95.3%

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

Operating Retail Properties (Part II)

AS OF DECEMBER 31, 2004

Property	State	MSA	Annualized Base Rent Revenue		Annualized Ground Lease Revenue	Annualized Total Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned Square Ft.		Major Tenants and Non-Owned Anchors
Int’l Speedway Square	FL	Daytona Beach	$2,454,026		$216,400	$2,670,426	7.6%	$11.11		SteinMart, Bed Bath, Circuit City, Staples
King’s Lake Square	FL	Naples	$1,019,809		$0	$1,019,809	2.9%	$12.24		Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	$869,336		$0	$869,336	2.5%	$4.94		Wal-Mart, Books A Million, Save A Lot
Waterford Lakes	FL	Orlando	$890,942		$0	$890,942	2.5%	$11.43		Winn-Dixie
Shops at Eagle Creek	FL	Naples	$771,936		$0	$771,936	2.2%	$10.86		Winn-Dixie
Circuit City Plaza	FL	Ft. Lauderdale	$817,204		$0	$817,204	2.3%	$19.46		Circuit City
Centre at Panola	GA	Atlanta	$824,148		$0	$824,148	2.3%	$11.28		Publix
Publix at Acworth	GA	Atlanta	$799,265		$0	$799,265	2.3%	$11.48		Publix, CVS
Silver Glen Crossings	IL	Chicago	$1,627,756		$85,000	$1,712,756	4.9%	$13.88		Dominick’s, MC Sports
Glendale Mall	IN	Indianapolis	$2,792,029		$140,000	$2,932,029	8.4%	$5.56		L.S. Ayres, Kerasotes Theatre, Old Navy, Staples
Boulevard Crossing	IN	Kokomo	$1,271,605		$75,000	$1,346,605	3.8%	$12.50		TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Hamilton Crossing	IN	Indianapolis	$1,187,999		$65,000	$1,252,999	3.6%	$15.56		Office Depot
Fishers Station	IN	Indianapolis	$1,156,319		$0	$1,156,319	3.3%	$11.73		Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000		$0	$1,014,000	2.9%	$7.86		Lowe’s
The Centre	IN	Indianapolis	$996,562		$0	$996,562	2.8%	$12.35		Osco
The Corner	IN	Indianapolis	$477,364		$0	$477,364	1.4%	$11.22		Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	(*	)	$223,000	$223,000	0.6%	(*	)	Lowe’s (non-owned)
50 S. Morton	IN	Indianapolis	$114,000		$0	$114,000	0.3%	$57.00
Ridge Plaza	NJ	Oak Ridge	$1,732,090		$0	$1,732,090	4.9%	$15.96		A&P, CVS
Eastgate Pavilion	OH	Cincinnati	$2,209,767		$0	$2,209,767	6.3%	$9.54		Bed Bath Beyond, Dick’s, DSW, Value City Furniture, PETsMart, Best Buy
82nd & Otty	OR	Portland	$273,156		$122,500	$395,656	1.1%	$27.75
Plaza at Cedar Hill	TX	Dallas	$3,501,144		$0	$3,501,144	10.0%	$11.68		Hobby Lobby, Linens ‘N Things, Marshall’s, Barnes & Noble
Sunland Towne Centre	TX	El Paso	$2,901,099		$95,280	$2,996,379	8.5%	$9.53		Kmart, Circuit City, Roomstore, Ross, PETsMart
Galleria Plaza	TX	Dallas	$1,193,750		$0	$1,193,750	3.4%	$26.94		Ultimate Electronics
Cedar Hill Village	TX	Dallas	$643,508		$0	$643,508	1.8%	$14.54		Ultimate Electronics, JC Penny (non-owned)
Preston Commons	TX	Dallas	$552,652		$0	$552,652	1.6%	$23.42		Lowe’s (non-owned)
Burlington Coat	TX	San Antonio	$483,300		$0	$483,300	1.4%	$4.50		Burlington Coat Factory
50th & 12th	WA	Seattle	$475,000		$0	$475,000	1.3%	$32.76		Walgreens
176th & Meridian	WA	Seattle	$433,000		$0	$433,000	1.2%	$29.74		Walgreens
Four Corner Square	WA	Seattle	$682,234		$0	$682,234	1.9%	$10.47		Johnson Hardware Store
Total			$34,165,000		$1,022,180	$35,187,180	100.0%	$10.57

Note: An (*) indicates that this property consists of parcels which are ground leased to tenants.

Operating Commercial Properties

AS OF DECEMBER 31, 2004

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South	Indianapolis	1905/2002	Redeveloped	298,346	94.8%	$4,930,221	50.9%	$17.43	Eli Lilly, City Securities, Kite Realty Group
Mid America Clinical Labs	Indianapolis	1995/2002	Redeveloped	100,000	100.0%	$1,721,000	17.8%	$17.21	Mid-America Clinical Laboratories
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	$813,236	8.4%	$9.47	Indiana Department of Administration
Spring Mill Medical	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	$1,523,479	15.7%	$24.02	University Medical Diagnostic Associates; Indiana University Health Care Associates
Union Station Parking Garage(1)	Indianapolis	1986	Acquired	N/A	N/A	N/A			Denison Parking
IN State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	$693,450	7.2%	$6.03	Indiana Dept. of Administration
Total				662,652	97.7%	$9,681,386	100.0%	$14.96

(1)          2004 annualized rent for Union Station Parking Garage is approximately $500,000.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN

AS OF DECEMBER 31, 2004

Retail anchor tenants are defined as tenants of operating retail properties which occupy 10,000 square feet or more.

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent				Annualized Base Rent per Occupied Square Foot
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total
Int’l Speedway Square	FL	200,401	20,500	220,901	100.0%	100.0%	100.0%	$2,074,376	$379,650	$216,400	$2,670,426	$10.35	$18.52	$11.11
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	93.9%	97.5%	$361,787	$658,022	—	$1,019,809	$7.26	$19.62	$12.24
Wal-Mart Plaza	FL	138,323	39,443	177,766	100.0%	95.9%	99.1%	$531,795	$337,541	—	$869,336	$3.84	$8.92	$4.94
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%	$408,452	$482,490	—	$890,942	$7.90	$18.38	$11.43
Shops at Eagle Creek	FL	51,703	24,241	75,944	100.0%	79.8%	93.6%	$397,814	$374,122	—	$771,936	$7.69	$19.34	$10.86
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	$594,252	$222,952	—	$817,204	$18.00	$24.84	$19.46
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	$413,388	$410,760	—	$824,148	$8.00	$19.19	$11.28
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	100.0%	100.0%	$337,203	$462,062	—	$799,265	$8.90	$14.56	$11.48
Silver Glen Crossings	IL	78,675	54,050	132,725	100.0%	71.4%	88.4%	$812,916	$814,839	$85,000	$1,712,756	$10.33	$21.11	$13.88
Glendale Mall	IN	427,351	151,838	579,189	92.0%	71.7%	86.7%	$1,463,135	$1,328,894	$140,000	$2,932,029	$3.72	$12.21	$5.56
Boulevard Crossing	IN	74,440	38,256	112,696	100.0%	71.4%	90.3%	$827,460	$444,145	$75,000	$1,346,605	$11.12	$16.26	$12.50
Hamilton Crossing	IN	30,722	51,652	82,374	100.0%	88.3%	92.7%	$345,623	$842,376	$65,000	$1,252,999	$11.25	$18.47	$15.56
Fishers Station	IN	57,000	57,457	114,457	100.0%	72.4%	86.2%	$557,000	$599,319	—	$1,156,319	$9.77	$14.40	$11.73
Whitehall Pike	IN	128,997	—	128,997	100.0%	—	100.0%	$1,014,000	—	—	$1,014,000	$7.86	—	$7.86
The Centre	IN	18,720	61,969	80,689	100.0%	100.0%	100.0%	$170,352	$826,210	—	$996,562	$9.10	$13.33	$12.35
The Corner	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%	$65,636	$411,728	—	$477,364	$5.38	$13.57	$11.22
Stoney Creek	IN	—	—	—	—	—	—	—	—	$223,000	$223,000	—	—	—
50 S. Morton	IN	—	2,000	2,000	—	100.0%	100.0%	—	$114,000	—	$114,000	—	$57.00	$57.00
Ridge Plaza	NJ	69,612	45,316	114,928	100.0%	85.8%	94.4%	$986,556	$745,534	—	$1,732,090	$14.17	$19.16	$15.96
Eastgate Pavilion	OH	231,730	—	231,730	100.0%	—	100.0%	$2,209,767	—	—	$2,209,767	$9.54	—	$9.54
82nd & Otty	OR	—	9,845	9,845	—	100.0%	100.0%	—	$273,156	$122,500	$395,656	—	$27.75	$27.75
Plaza at Cedar Hill	TX	227,106	72,677	299,783	100.0%	100.0%	100.0%	$2,157,468	$1,343,676	—	$3,501,144	$9.50	$18.49	$11.68
Sunland Towne Centre	TX	277,220	30,375	307,595	100.0%	89.2%	98.9%	$2,449,403	$451,696	$95,280	$2,996,379	$8.84	$16.66	$9.53
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	$839,844	$353,906	—	$1,193,750	$26.75	$27.41	$26.94
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	100.0%	100.0%	$402,888	$240,620	—	$643,508	$12.50	$20.00	$14.54
Preston Commons	TX	—	27,564	27,564	—	85.6%	85.6%	—	$552,652	—	$552,652	—	$23.42	$23.42
Burlington Coat	TX	107,400	—	107,400	100.0%	—	100.0%	$483,300	—	—	$483,300	$4.50	—	$4.50
50th & 12th	WA	14,500	—	14,500	100.0%	—	100.0%	$475,000	—	—	$475,000	$32.76	—	$32.76
176th & Meridian	WA	14,560	—	14,560	100.0%	—	100.0%	$433,000	—	—	$433,000	$29.74	—	$29.74
Four Corner Square	WA	20,512	52,574	73,086	100.0%	84.9%	89.1%	$126,672	$555,562	—	$682,234	$6.18	$12.45	$10.47
Total		2,468,883	923,017	3,391,900	98.6%	86.4%	95.3%	20,939,087	$13,225,912	$1,022,180	$35,187,180	$8.60	$16.58	$10.57

2004 ACQUISITIONS OF OPERATING PROPERTIES

Name of Operating Property	MSA	Date Acquired	Purchase Price		Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Silver Glen Crossings	Chicago, Illinois	04/01/04	$23,200,000		$—	138,274	132,725	Dominick’s, MC Sports
Cedar Hill Village	Dallas, Texas	06/28/04	6,750,000		—	139,092	44,262	Ultimate Electronics, JC Penney (non-owned)
Galleria Plaza	Dallas, Texas	06/29/04	5,960,000		—	44,306	44,306	Ultimate Electronics
Wal-Mart Plaza	Gainesville, Florida	07/01/04	8,325,000		—	177,766	177,766	Wal-Mart, Books A Million, Save A Lot
Fishers Station	Indianapolis, Indiana	07/23/04	7,100,000		1,404,753	114,457	114,457	Marsh Supermarket
Hamilton Crossing	Indianapolis, Indiana	08/19/04	15,500,000		—	87,374	82,374	Office Depot
Publix at Acworth	Atlanta, Georgia	08/20/04	9,200,000		—	69,628	69,628	Publix, CVS
Waterford Lakes	Orlando, Florida	08/20/04	8,950,000		—	77,948	77,948	Winn-Dixie
Plaza at Cedar Hill	Dallas, Texas	08/31/04	37,900,000		27,374,359	299,783	299,783	Hobby Lobby, Linens ‘N Things, Marshall’s, Barnes ‘n Noble
Sunland Towne Centre	El Paso, Texas	09/16/04	32,000,000		17,790,582	312,571	307,595	Kmart, Circuit City, Roomstore, Ross, PETsMART
Centre at Panola	Atlanta, Georgia	09/30/04	9,124,500		4,482,277	73,079	73,079	Publix
Eastgate Pavilion	Cincinnati, Ohio	12/01/04	27,500,000		—	231,730	231,730	Bed Bath Beyond, Dick’s, DSW, Value City Furniture, Petsmart, Best Buy
Four Corner Square	Seattle, Washington	12/20/04	10,500,000		—	73,086	73,086	Johnson Hardware Store

Acquisition Subsequent to December 31, 2004:	Fox Lake Crossing Chicago, Illinois	02/07/05	15,500,000	(1)	12,281,185	99,100	99,100	Dominick’s

(1)          Excludes tax-increment financing (TIF) receivable of $1.5 million.